Exhibit 10.2

Schedule With Respect to Interchange Judgment Sharing Agreement

The Interchange Judgment Sharing Agreement (the “Original JSA”), dated as of July 1, 2007, among Visa U.S.A. Inc., Visa International Service Association and various financial institutions was substantially identical in all material respects to the Form of the Judgment Sharing Agreement filed as Exhibit 10.12 to Amendment No. 1 to the Company’s July 2007 registration statement on Form S-4. The Original LSA was amended and restated in the Amended and Restated Interchange Judgment Sharing Agreement dated as of December 16, 2008 (as amended and restated, the “Interchange Judgment Sharing Agreement”), to give effect to the Company’s ability to deposit Loss Funds into the Escrow Account as provided for in the Company’s Fifth Amended and Restated Certificate of Incorporation and as described in the Company’s Proxy Statement, dated November 14, 2008. On February 7, 2011, Visa Inc. (the “Company”) entered into a Consent to Amendment of Interchange Judgment Sharing Agreement (the “JSA Amendment “), to amend the Interchange Judgment Sharing Agreement to include each of the parties to the JSA Amendment as a Signatory to the Interchange Judgment Sharing Agreement. After giving effect to the JSA Amendment, the parties to the Interchange Judgment Sharing Agreement are:

Bank of America, N.A., MBNA America (Delaware), FIA Card Services N.A. (f/k/a Bank of America, N.A. (USA) and

MBNA America Bank, N.A.), Bank of America Corporation, and NB Holdings Corporation

BA Merchant Services LLC (F/k/a National Processing, Inc.),

Barclays Bank plc, Barclays Financial Corp., and Barclays Bank Delaware

Capital One Bank, (USA), N.A., Capital One, F.S.B, Capital One, N.A., Capital One Financial Corporation

Chase Bank USA, N.A.

Citibank (South Dakota), N.A., Citibank, N.A., Citicorp, and Citigroup, Inc.

Fifth Third Bancorp

First National of Nebraska, Inc. and

First National Bank of Omaha

HSBC Finance Corporation

HSBC Bank USA, N.A.

HSBC North America Holdings Inc.

HSBC Bank plc

HSBC Holdings plc

JPMorgan Chase & Co.

JPMorgan Chase Bank, N.A., as acquirer of certain assets and liabilities of Washington Mutual Bank from the Federal

Deposit Insurance Corporation acting as receiver

PNC Bank, National Association, successor by merger to National City Bank and National City Bank of Kentucky

The PNC Financial Services Group, Inc, successor by merger to National City Corporation

Suntrust Banks, Inc.

Texas Independent Bancshares, Inc.

U.S. Bank, N.A., and U.S. Bancorp

Wells Fargo & Co.

Wells Fargo Bank N.A.

Wells Fargo & Co., as successor to Wachovia Corporation

Wells Fargo Bank N.A., as successor to Wachovia Bank, N.A.

Visa U.S.A. Inc.

Visa International Service Association

Visa Inc.